UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 12, 2010

PDL BioPharma, Inc.
(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by PDL BioPharma, Inc. (the “Company”) on May 12, 2010 (the “Original 8-K”) in connection with its presentation at the Ninth Annual JMP Securities Research Conference in San Francisco, California (the “Conference”).  The Company is furnishing this Form 8-K/A for the sole purpose of providing a correction to the materials used in connection with the presentation, which is furnished with this report on amended Exhibit 99.1. No other changes to the Original 8-K have been made.

Item 7.01 Regulation FD Disclosure.

Exhibit 99.1 is amended by correcting the amount of 2.75% convertible subordinated notes due August 2023 from $200 million to $116 million on Slide 28 of the presentation materials.  The error was corrected and presented at the Conference but was not corrected before the Original 8-K was filed.  The corrected version of Exhibit 99.1 is attached hereto and supersedes Exhibit 99.1 to the Original 8-K in its entirety.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This filing and the presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2010. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corrected Presentation at Ninth Annual JMP Securities Research Conference on May 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Christopher Stone
Christopher Stone
Vice President, General Counsel and Secretary
Dated:  May 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Presentation at Ninth Annual JMP Securities Research Conference on May 12, 2010